Patheon Fiscal 2012 Fourth Quarter Results December 17, 2012 Exhibit 99.2

Use of Non-GAAP Financial Measures
Forward-looking statement
This presentation contains forward-looking statements or information which reflect our expectations regarding possible events, conditions, our future growth, results of operations, performance, and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks are described in our 2011 Form 10-K, and our other filings with the U.S. Securities and Exchange Commission and with the Canadian Securities Administrators. Accordingly, you are cautioned not to place undue reliance on forward-looking statements.  These forward-looking statements are made as of the date hereof, and except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.
These slides contain references to the following non-GAAP measures: (1) “Adjusted EBITDA” which is income (loss) before discontinued operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and related costs, gains and losses on sale of  capital assets, gain on extinguishment of debt, income taxes, asset impairment charges, depreciation and amortization and other income and expenses; (2)
“Adjusted EBITDA Margin which is adjusted EBITDA as a percentage of revenue; and (3) “Adjusted EBITDA Excluding Certain Items,”
which is “Adjusted EBITDA” excluding the consulting fees associated with the strategic initiatives. Since Adjusted EBITDA, Adjusted
EBITDA Margin, and Adjusted EBITDA before certain items are non-GAAP measures that do not have a standardized meaning, they may not be comparable to similar measures presented by other issuers. You are cautioned that these non-GAAP measures should not be substituted for their comparable GAAP measures as indicators of performance.  We have included these measures because we believe that this information is used by certain investors to assess our financial performance, before non-cash charges and certain costs that we do not believe are reflective of our underlying business. In addition, Adjusted EBITDA is used by management as an
internal measure of profitability.   Reconciliations of Adjusted EBITDA and Adjusted EBITDA before certain items to the closest U.S.
GAAP measures are included in the Appendix to this presentation.

2 Guidance Actual Revenue >$700 M $749.1 M Transformation Savings $20 M >$40 M Adjusted EBITDA margin High-teens or 20% Q3 & Q4 Adjusted EBITDA approx. 17% Full fiscal 2012 highlights

•
Revenue increased by $28.4 million from prior year
•
Conversion to a gross profit increase of $21.9 million from prior year
•
Operating income increase of $29.1 million from prior year
•
Adjusted EBITDA increase of $21.4 million from prior year
•
Transformation continues to yield benefits
Fourth quarter highlights

•
Increases size and scale in attractive contract development and manufacturing market
•
Adds proprietary technologies and products
•
Broadens combined company geographic footprint
–
Patheon gains greater access to Emerging Markets
–
Banner penetrates more deeply into Europe
•
Provides opportunity to cross-sell Patheon and Banner services
Banner Acquisition rationale

181.6
153.9
181.5
203.7
210.0
100
120
140
160
180
200
220
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Revenue increased by $28.4 million from prior year
Revenue
(U.S. $ in millions)
15.6% yr-yr revenue growth

33.5
14.4
34.0
55.5
55.4
10
15
20
25
30
35
40
45
50
55
60
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Gross profit increased by $21.9 million from prior year
Gross Profit
(U.S. $ in millions)
65.4% yr-yr gross profit growth

Adjusted EBITDA increase of $21.4 million from prior year
14.5
(9.2)
9.7
34.6
35.9
-15
-5
5
15
25
35
45
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Adjusted EBITDA
(U.S. $ in millions)
21.0
(2.9)
15.7
35.6
35.9
-15
-5
5
15
25
35
45
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Adjusted EBITDA Excluding Certain Items
(U.S. $ in millions)

8 8.0% 6.0% 5.3% 17.0% 17.1% 2 4 6 8 10 12 14 16 18 20 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Improving Adjusted EBITDA Margin Adjusted EBITDA Margin 9.1% increase in Adjusted EBITDA Margin

2.4
11.1
26.8
41.4
0
4
8
12
16
20
24
28
32
36
40
44
Q1 2012 Q2 2012 Q3 2012 Q4 2012
Cumulative Transformation Impact
Transformation Impact
Transformation Impact
(U.S. $ in millions)
$19.8 million in consulting fees and $41.4 million in positive Adjusted EBITDA impact

Summary financial results
Three months ended October 31,
Statement of Operations 2012 2011 Change
(in millions of U.S. dollars) $ $ $
Revenues 210.0 181.6 28.4
Gross Profit 55.4 33.5 21.9
Selling, general and administrative expenses 29.5 35.9 6.4
Operating income (loss) 23.1 (6.0) 29.1
Loss before discontinued operations (23.0) (9.8) (13.2)
Adjusted EBITDA 35.9 14.5 21.4
Balance Sheets
Q4 2012 Q4 2011
Cash and cash equivalents 39.4 33.4
Total debt (LT & ST) 313.1 287.3
Undrawn lines of credit 64.4 94.9

Thank you 11

Appendix
Adjusted EBITDA  and Adjusted EBITDA Excluding Certain Items
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
(in millions of U.S. dollars) $ $ $ $ $
(Loss) income before discontinued operations (9.8) (19.3) (79.6) 15.5 23.0
Depreciation and amortization 12.2 10.6 10.8 9.3 10.1
Repositioning expenses 3.5 0.8 6.0 0.1 (0.8)
Interest expense, net 6.6 6.5 6.5 6.8 6.7
Acquisition-related costs - - - - 3.2
Impairment charge - - 57.9 - -
Loss on sale of capital assets 0.1 - - - 0.4
Provision for (benefit from) income taxes 1.0 (7.7) 8.0 3.3 39.8
Other (income) expense, net 0.9 (0.1) 0.1 (0.4) (0.5)
Adjusted EBITDA 14.5 (9.2) 9.7 34.6 35.9
Consulting 6.5 6.3 6.0 1.0 -
Adjusted EBITDA excluding certain items 21.0 (2.9) 15.7 35.6 35.9
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